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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 29, 2004
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                     0-26168                  52-1849794
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               file number)             Identification No.)

                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
          (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

     On September 29, 2004, CareAdvantage, Inc. (the "Company") entered into a Settlement Agreement with Horizon Blue Cross Blue Shield of New Jersey ("Horizon BCBSNJ") resolving all outstanding litigation between the parties.

     Under the terms of the Settlement Agreement, Horizon BCBSNJ agreed to (i) pay the Company $500,000 within five days of the execution of the Settlement Agreement, and (ii) to assign and transfer to the Company all right, title and interest in and to all 53,394,820 shares of common stock, par value $.001 per share, of the Company held by Horizon BCBSNJ within five days of the execution of the Settlement Agreement. Horizon BCBSNJ also agreed to procure the resignations of Patrick J. Geraghty and Christine L. Nelson, the two Horizon BCBSNJ-nominated members of the Company's Board of Directors.

     A copy of the Settlement Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------
                  10.1              Settlement Agreement between CareAdvantage,
                                    Inc. and Horizon Blue Cross Blue Shield of
                                    New Jersey


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAREADVANTAGE, INC.

Date:    September 30, 2004               By:  /s/ Dennis J. Mouras
                                               ---------------------------------
                                               Dennis J. Mouras,
                                               Chief Executive Officer

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                                  EXHIBIT INDEX
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                  Exhibit No.       Description
                  -----------       -----------

                  10.1 Settlement Agreement between CareAdvantage, Inc. and Horizon Blue Cross Blue Shield of New Jersey

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